Exhibit 99.1

Electriq Power Completes Merger with TLG Acquisition One Corp. to

Facilitate Installations of Solar Energy plus Intelligent Storage Solutions

•	Electriq Power’s proven technology platform and business model enables increased uptake of solar plus storage for customers across all demographic groups.

•	Electriq Power Holdings, Inc. common stock to begin trading today on the NYSE under the symbol “ELIQ.”

•	The transaction (including pre-closing financings) generated over $45 million in equity for Electriq through private placements, PIPEs, loan conversions and non-redemptions.

•	Proceeds will be used to facilitate deployments of Electriq’s highly differentiated, end-to-end residential and small business energy storage and management solution.

WEST PALM BEACH, Fla., August 1, 2023 – Electriq Power, Inc. (“Electriq Power”), a provider of intelligent energy storage and management for homes and small businesses, and TLG Acquisition One Corp. (“TLGA”), a publicly traded special purpose acquisition company, today announced the completion of their previously announced merger. The combined company will operate as Electriq Power Holdings, Inc. (“Electriq”) and its common stock and warrants will start trading today on the New York Stock Exchange and NYSE American, respectively, under the ticker symbols “ELIQ” and “ELIQ WS,” respectively.

“With utilities shifting towards time of use billing, batteries and software play a critical role as part of the technology platform,” said Frank Magnotti, Chief Executive Officer of Electriq. “Our technology stack is designed to meet the needs of this new environment and enables us to deliver across key value chains including consumer, installer, fleet management and grid services. The combination of leading technology with a business model that aligns with all our key stakeholders and now the capabilities of a public company, means Electriq has important tools to improve its growth as it works to deliver shareholder value.”

The transaction (including pre-closing financings) generated over $45 million in equity for Electriq through private placements, PIPEs, loan conversions and non-redemptions, in addition to the previously announced project equity financing in excess of $300 million that was secured prior to the transaction.

“We are excited to have completed the merger between Electriq Power and TLGA and look forward to enabling more communities to gain access to clean, affordable and reliable energy,” said Mike Lawrie, Chief Executive Officer of TLGA prior to the merger and who will be Chairman of Electriq’s board. “The capabilities of Electriq’s innovative residential energy storage and management platform, combined with ever increasing demand for distributed clean energy solutions, offers exciting new growth and opportunities ahead for all our stakeholders.”

Advisors

The Duff & Phelps Opinions practice of Kroll, LLC rendered a fairness opinion to TLGA. Gibson, Dunn & Crutcher LLP acted as legal counsel to TLGA. Ellenoff Grossman & Schole LLP acted as legal counsel to Electriq Power.

About Electriq

Electriq, founded in 2014 in Silicon Valley, provides turnkey intelligent energy storage and management solutions for homes and small businesses. Electriq’s solutions deliver always-available, low-cost clean energy, even during intermittent outages and inclement weather. Those solutions enable cities, municipalities and utilities to provide their constituents with a path to sustainable and resilient sources of energy, regardless of socio-economic status.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “scheduled,” “seek,” “should,” “will,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on the beliefs and assumptions of the management of Electriq. Although Electriq believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Electriq cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements about the ability of Electriq to: execute its business strategy, including expansions in new geographies; continue to develop new energy storage systems and software-enabled services to meet constantly evolving customer demands; develop, design, and sell products and services that are differentiated from those of competitors; meet future liquidity requirements; maintain the listing on, or the delisting of Electriq’s securities from the NYSE and NYSE American or an inability to have our securities listed on the NYSE, NYSE American or another national securities exchange; and successfully deploy the proceeds from the merger. These forward-looking statements are not guarantees of performance. You should understand that these statements are affected by factors set forth in Electriq’s filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive Joint Proxy Statement/Consent Solicitation Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2023, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Electriq assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Electriq does not give any assurance that it will achieve its expectations.

Investor & Media Enquiries for Electriq

Investor Contact: ir@electriqpower.com

Media Contact: media@electriqpower.com